SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) January 3, 2002
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On January 3, 2002, General Motors Corporation (GM) issued a news release announcing December, fourth-quarter, 2001 production and reaffirms first-quarter schedule. The release is as follows:

                    GM's 'Industry Leading Truck Lineup' Sets
                       Calendar Year Industry Sales Record

            - GM Sets Industry Calendar Year SUV Record
            - Best Calendar Year Full-Size Pickup sales since 1978
            - December Total Sales Up Seven Percent; Retail Up 15 percent

                  GM Announces December, Fourth-Quarter, 2001 Production;
                        Reaffirms First-Quarter Schedule

      DETROIT -- General Motors dealers sold 362,169 new cars and trucks in December in the United States. GM total sales were up seven percent for the month with a 15 percent retail increase. Buoyed by exceptional retail sales performance and an improved vehicle mix, GM's industry leading lineup of trucks broke the industry calendar year record for truck sales.

      "Several years ago, GM committed to regaining truck leadership, and in 2001 we accomplished this important goal, setting a new industry benchmark for truck sales," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "We not only set an industry record for overall truck and SUV sales, but we had the best industry full-size pickup sales since 1978, which gives us great momentum going into 2002."

      Lovejoy continued, "Despite some moderation in the industry, GM's retail volume will be up for the second consecutive year and our inventories are in terrific shape for 2002. This is an accomplishment we could not have achieved without the exceptional performance of our entire GM organization and the outstanding sales efforts of our dealers."

GM Truck Sales Highlights
-------------------------

      GM achieved truck leadership with 2,631,535 sales in 2001, giving GM the best industry truck sales ever. For December, GM's industry-leading truck lineup maintained its exceptional sales pace, with deliveries up 31 percent.

      Robust sport utility vehicle (SUV) sales for the year (1,019,228 units) resulted in GM shattering the all-time industry SUV sales record -- and GM became the first manufacturer to sell more than one million SUVs in a calendar year. GM's full-size utilities (93,280 units - up 28 percent over last year) dominated the industry once again in December. The Chevrolet Tahoe and Suburban, GMC Yukon, Yukon XL as well as the all-new Cadillac Escalade (537,193 units -- up 29 percent for the calendar year) gave GM the all-time industry record for full-size utilities, breaking the record for the fifth consecutive year.

      GM's all-new midsize SUVs, the Chevrolet TrailBlazer, GMC Envoy, Oldsmobile Bravada and Buick Rendezvous again made major contributions to an all-time GM record for midsize utility sales (429,274 units -- up 23 percent). GM also led the industry in full-size pickup sales for the first time since 1994 with sales of 979,706 -- up 18 percent over last year, and had the best full-size pickup sales of any manufacturer since 1978.

GM Car Sales Highlights
-----------------------

      For 2001, GM car deliveries were down 10 percent, and down 19 percent for December. Passenger car sales were negatively impacted by the industry decline in daily rentals. Chevrolet Impala, Malibu and Cavalier, as well as the Pontiac Grand Am remained in the top-10 best selling cars for the year. GM is the only manufacturer with four vehicles in the top ten.


      Building on the strength of the industry leading truck lineup, GM is expecting to build momentum in the luxury and entry level markets with all-new vehicles. Cadillac CTS and Escalade EXT, Saturn Vue and Pontiac Vibe are all coming to market within the next few months.

-------------------------------------------------------------------------------
December Sales Records                     CYTD Records Cont.
----------------------                     ------------------
Chevrolet Impala                           GM Trucks
GM Trucks                                  Chevrolet Trucks
Chevrolet Trucks                           GM Pickups
GM Pickups                                 Chevrolet Pickups
Chevrolet Pickups                          GMC Pickups
GM FullSize Pickups                        GMC Sierra
GM Utilities                               GM Utilities
GM FullSize Utilities                      Chevrolet Utilities
Chevrolet Suburban                         GMC Utilities
Chevrolet Tahoe                            Chevrolet Tracker
GMC Yukon and Yukon XL                     GM Midsize Utilities
                                           GM FullSize Utilities
CYTD Records                               Chevrolet Suburban
------------                               Chevrolet Tahoe
Saab Cars                                  GMC Yukon and Yukon XL
Chevrolet Impala                           Cadillac Escalade
Saturn L-Series


-------------------------------------------------------------------------------


Certified Used Sales
--------------------

      GM continued to gain momentum in the used car market, achieving over 23,000 total used certified vehicle sales for December, including the Cadillac, Saturn and SAAB certified brands. The GM Certified Used Vehicle brand achieved record numbers for the seventh consecutive month with 20,272 sales. Overall, the GM Certified Used Vehicle brand, combined with the Cadillac, Saturn and SAAB certified brands sold nearly 140,000 units in 2001.

GM Announces December, Fourth-Quarter, 2001 Production; Reaffirms First-Quarter
-------------------------------------------------------------------------------
Schedule
--------

      In December, GM produced 363,000 vehicles (163,000 cars and 200,000 trucks) in North America, down 4 percent from 378,000 vehicles (180,000 cars and 198,000 trucks) produced in December 2000. (Production totals include joint venture production of 5,000 vehicles in December 2001 and 9,000 vehicles in December 2000.)

      In the fourth quarter of 2001, GM produced 1.294 million vehicles (573,000 cars and 721,000 trucks) in North America, down 5 percent from the 1.364 million vehicles (670,000 cars and 694,000 trucks) in the fourth quarter of 2000.

      For 2001, GM produced 5.110 million vehicles (2.365 million cars and 2.745 million trucks) in North America, down 11 percent from the 5.772 million vehicles (2.892 million cars and 2.880 million trucks) produced in 2000.

      Additionally, GM reaffirmed first-quarter 2002 forecast of 1.3 million vehicles (575,000 cars and 725,000 trucks).

      GM also announced the following production information for its international regions:

      - GM Europe - Fourth-quarter production was 441,000 vehicles, down from 513,000 in the fourth quarter of 2000. For 2001, GM produced 1.843 million vehicles, down from the 1.993 million vehicles produced in 2000. The first-quarter 2002 estimate is unchanged at 498,000 vehicles.

      - GM Asia Pacific - Fourth-quarter production was 70,000 vehicles, an increase from the 47,000 vehicles produced in the fourth quarter of 2000. For 2001, GM produced 260,000 vehicles, up from the 185,000 vehicles produced in 2000. The first-quarter 2002 estimate is unchanged at 67,000 vehicles.

      - GM Latin America, Africa and the Middle East - Fourth-quarter production was 127,000 vehicles, down from the 135,000 vehicles produced in the fourth quarter of 2000. For 2001, GM produced 576,000 vehicles, up from the 544,000 vehicles produced in 2000. The first-quarter 2002 estimate is 132,000 vehicles, an increase of 14,000 vehicles from the previous estimate.


Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production.

-------------------
In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #


Detroit - General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                       Calendar Year-to-Date
                                 December                January - December
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   25         2001     2000    per S/D    2001      2000     % Chg
-------------------------------------------------------------------------------
Vehicle Total          362,169   337,972    7.2   4,904,015  4,953,163    -1.0
-------------------------------------------------------------------------------
Car Total              130,668   161,608  -19.1   2,272,480  2,531,734   -10.2
-------------------------------------------------------------------------------
Truck Total            231,501   176,364   31.3   2,631,535  2,421,429     8.7
-------------------------------------------------------------------------------
Light Truck Total      228,080   174,311   30.8   2,590,181  2,384,024     8.6
-------------------------------------------------------------------------------
Light Vehicle Total    358,748   335,919    6.8   4,862,661  4,915,758    -1.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                               Calendar Year-to-Date
                                 December                January - December
                      ---------------------------------------------------------
                                          % Chg
                        2001     2000    per S/D    2001      2000     % Chg
-------------------------------------------------------------------------------
Buick                   27,586    25,305    9.0     405,678    404,612     0.3
Cadillac                12,313    15,281  -19.4     172,083    189,154    -9.0
Chevrolet              213,324   182,948   16.6   2,689,954  2,615,884     2.8
GMC                     49,042    37,717   30.0     554,753    528,639     4.9
Hummer                      71        39   82.1         768        875   -12.2
Oldsmobile              12,614    23,294  -45.8     233,745    289,172   -19.2
Other - Isuzu            1,323         0  ***.*      15,346          0   ***.*
Pontiac                 29,679    31,340   -5.3     533,402    613,548   -13.1
Saab                     2,720     3,753  -27.5      37,556     39,479    -4.9
Saturn                  13,497    18,295  -26.2     260,730    271,800    -4.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    127,847   155,729  -17.9   2,225,160  2,474,965   -10.1
-------------------------------------------------------------------------------
Light Truck            228,080   174,311   30.8   2,590,181  2,384,024     8.6
-------------------------------------------------------------------------------

Twenty-five selling days for the December period this year and twenty-five for last year.

*American Isuzu Motors, Inc. dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.








                                                 2-1P
                                  GM Car Deliveries - (United States)
                                            December 2001
-------------------------------------------------------------------------------
                                                 Calendar Year-to-Date
                         (1)     December          January - December
                        -------------------------------------------------------
                                          % Chg
                        2001     2000    per S/D    2001      2000     % Chg
                        -------------------------------------------------------
       Selling Days (S/D)  25      25
-------------------------------------------------------------------------------

Century                  9,644     7,386   30.6     142,157    143,085    -0.6
LeSabre                  7,398    11,369  -34.9     145,304    148,633    -2.2
Park Avenue              2,996     3,501  -14.4      36,454     47,669   -23.5
Regal                    2,686     3,047  -11.8      49,992     65,167   -23.3
Riviera                      0         2  ***.*          17         58   -70.7
      Buick Total       22,724    25,305  -10.2     373,924    404,612    -7.6
-------------------------------------------------------------------------------
Catera                     101     2,126  -95.2       9,764     17,290   -43.5
DeVille                  6,602     6,841   -3.5      95,354    105,694    -9.8
Eldorado                   344     1,640  -79.0       9,859     13,289   -25.8
Seville                  1,858     2,947  -37.0      25,290     29,535   -14.4
     Cadillac Total      8,905    13,554  -34.3     140,267    165,808   -15.4
-------------------------------------------------------------------------------
Camaro                   2,524     2,770   -8.9      35,453     42,131   -15.9
Cavalier                14,348    14,293    0.4     233,298    236,803    -1.5
Corvette                 1,648     2,334  -29.4      33,655     31,208     7.8
Impala                  15,084    12,682   18.9     208,395    174,358    19.5
Lumina                       2     4,337  ***.*      17,649     46,573   -62.1
Malibu                   9,046    11,969  -24.4     176,583    207,376   -14.8
Metro                        2     2,046  ***.*       6,515     33,878   -80.8
Monte Carlo              3,979     3,899    2.1      72,596     66,364     9.4
Prizm                    2,335     4,168  -44.0      45,894     52,116   -11.9
    Chevrolet Total     48,968    58,498  -16.3     830,038    890,807    -6.8
-------------------------------------------------------------------------------
Alero                    6,479     8,199  -21.0     109,302    122,722   -10.9
Aurora                   1,008     3,734  -73.0      24,928     28,250   -11.8
Cutlass                      0         6  ***.*          53      1,243   -95.7
Eighty Eight                 0         0  ***.*          16        477   -96.6
Intrigue                 1,423     4,287  -66.8      39,395     64,109   -38.5
    Oldsmobile Total     8,910    16,226  -45.1     173,694    216,801   -19.9
-------------------------------------------------------------------------------
Bonneville               2,511     3,223  -22.1      48,598     65,606   -25.9
Firebird                 1,804     1,804    0.0      25,743     31,013   -17.0
Grand Am                 9,300     9,225    0.8     182,046    214,923   -15.3
Grand Prix               8,564     7,418   15.4     128,935    148,521   -13.2
Sunfire                  3,158     4,307  -26.7      71,342     82,364   -13.4
     Pontiac Total      25,337    25,977   -2.5     456,664    542,427   -15.8
-------------------------------------------------------------------------------
900                          0         0  ***.*           0         58   ***.*
9000                         0         0  ***.*           0         18   ***.*
9-3                        919     1,810  -49.2      18,374     19,430    -5.4
9-5                      1,801     1,943   -7.3      19,182     19,973    -4.0
       Saab Total        2,720     3,753  -27.5      37,556     39,479    -4.9
-------------------------------------------------------------------------------
Saturn EV1                   0         0  ***.*           0        411   ***.*
Saturn L Series          5,378     6,843  -21.4      98,227     94,034     4.5
Saturn S Series          7,726    11,452  -32.5     162,110    177,355    -8.6
      Saturn Total      13,104    18,295  -28.4     260,337    271,800    -4.2
-------------------------------------------------------------------------------
        GM Total       130,668   161,608  -19.1   2,272,480  2,531,734   -10.2
-------------------------------------------------------------------------------
                           GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     127,847   155,729  -17.9   2,225,160  2,474,965   -10.1
-------------------------------------------------------------------------------
GM Import                2,821     5,879  -52.0      47,320     56,769   -16.6
-------------------------------------------------------------------------------
        GM Total       130,668   161,608  -19.1   2,272,480  2,531,734   -10.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico



                                                2-1P
                                  GM Car Deliveries - (United States)
                                            December 2001
-------------------------------------------------------------------------------
                                                 Calendar Year-to-Date
                         (1)     December          January - December
                        -------------------------------------------------------
                                          % Chg
                        2001     2000    per S/D    2001      2000     % Chg
                        -------------------------------------------------------
       Selling Days (S/D)  25      25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             22,724    25,305  -10.2     373,924    404,612    -7.6
Cadillac Total           8,804    11,428  -23.0     130,503    148,518   -12.1
Chevrolet Total         48,968    58,498  -16.3     830,038    890,807    -6.8
Oldsmobile Total         8,910    16,226  -45.1     173,694    216,801   -19.9
Pontiac Total           25,337    25,977   -2.5     456,664    542,427   -15.8
Saturn Total            13,104    18,295  -28.4     260,337    271,800    -4.2
     GM North America
       Total *         127,847   155,729  -17.9   2,225,160  2,474,965   -10.1
-------------------------------------------------------------------------------
Cadillac Total             101     2,126  -95.2       9,764     17,290   -43.5
Saab Total               2,720     3,753  -27.5      37,556     39,479    -4.9
     GM Import Total     2,821     5,879  -52.0      47,320     56,769   -16.6
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             27,586    25,305    9.0     405,678    404,612     0.3
Cadillac Total          12,313    15,281  -19.4     172,083    189,154    -9.0
Chevrolet Total        213,324   182,948   16.6   2,689,954  2,615,884     2.8
GMC Total               49,042    37,717   30.0     554,753    528,639     4.9
Hummer Total                71        39   82.1         768        875   -12.2
Oldsmobile Total        12,614    23,294  -45.8     233,745    289,172   -19.2
Other-Isuzu Total        1,323         0  ***.*      15,346          0   ***.*
Pontiac Total           29,679    31,340   -5.3     533,402    613,548   -13.1
Saab Total               2,720     3,753  -27.5      37,556     39,479    -4.9
Saturn Total            13,497    18,295  -26.2     260,730    271,800    -4.1
     GM Total          362,169   337,972    7.2   4,904,015  4,953,163    -1.0
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico



                                                    3-1P
                                     GM Truck Deliveries - (United States)
                                                December 2001
-------------------------------------------------------------------------------
                                                  Calendar Year-to-Date
                         (1)     December          January - December
                        -------------------------------------------------------
                                          % Chg
                        2001     2000    per S/D    2001      2000     % Chg
                        -------------------------------------------------------
       Selling Days (S/D)  25      25
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Rendezvous               4,862         0  ***.*      31,754          0   ***.*
    Total Buick          4,862         0  ***.*      31,754          0   ***.*
-------------------------------------------------------------------------------
Escalade                 2,935     1,727   69.9      31,270     23,346    33.9
Escalade EXT               473         0  ***.*         546          0   ***.*
  Total Cadillac         3,408     1,727   97.3      31,816     23,346    36.3
-------------------------------------------------------------------------------
Astro                    4,205     4,574   -8.1      59,395     92,585   -35.8
C/K Suburban(Chevy)     14,225    11,830   20.2     154,782    133,123    16.3
Chevy C/T Series           478       462    3.5       6,487      8,066   -19.6
Chevy P Models & Mtr Hms     0         8  ***.*         226        754   -70.0
Chevy W Series             214       182   17.6       2,052      2,359   -13.0
Express Cutaway/G Cut    1,525     1,062   43.6      16,896     20,400   -17.2
Express Panel/G Van      5,018     5,543   -9.5      66,712     78,330   -14.8
Express/G Sportvan         770       916  -15.9      14,406     14,502    -0.7
S/T Blazer               7,673    11,453  -33.0     149,195    225,948   -34.0
S/T Pickup              12,042     9,842   22.4     162,181    211,587   -23.4
Tahoe                   17,872    15,119   18.2     202,319    149,834    35.0
Tracker                  3,623     3,554    1.9      52,368     48,020     9.1
TrailBlazer             16,777         0  ***.*     115,103          0   ***.*
Venture                  6,100     5,545   10.0      88,788     97,450    -8.9
 ...............................................................................
     Avalanche           8,306         0  ***.*      52,955          0   ***.*
     Silverado-C/K
       Pickups          65,528    54,360   20.5     716,051    642,119    11.5
Chevrolet Fullsize
       Pickups          73,834    54,360   35.8     769,006    642,119    19.8
 ...............................................................................
  Chevrolet Total      164,356   124,450   32.1   1,859,916  1,725,077     7.8
-------------------------------------------------------------------------------
C/K Suburban(GMC)            0        15  ***.*          94      4,776   -98.0
Envoy                    7,448         0  ***.*      51,208          0   ***.*
GMC C/T Series             951     1,097  -13.3      12,808     21,407   -40.2
GMC W Series               455       302   50.7       4,399      4,369     0.7
P Models & Mtr Hms(GMC)      0         2  ***.*          36        450   -92.0
S/T Jimmy                  338     4,457  -92.4      30,825     79,489   -61.2
Safari (GMC)             1,052     2,150  -51.1      18,533     32,444   -42.9
Savana Panel/G Classic   1,707     1,659    2.9      24,175     29,373   -17.7
Savana Special/G Cut       346       471  -26.5       9,948      9,214     8.0
Savana/Rally               226       260  -13.1       2,551      3,804   -32.9
Sierra                  18,929    15,060   25.7     210,154    188,907    11.2
Sonoma                   3,477     2,448   42.0      42,062     51,093   -17.7
Yukon                    7,060     5,375   31.3      77,254     56,297    37.2
Yukon XL                 7,053     4,421   59.5      70,706     47,016    50.4
     GMC Total          49,042    37,717   30.0     554,753    528,639     4.9
-------------------------------------------------------------------------------
Hummer H1                   71        39   82.1         768        875   -12.2
   Hummer Total             71        39   82.1         768        875   -12.2
-------------------------------------------------------------------------------
Bravada                  1,721     3,350  -48.6      23,867     31,194   -23.5
Silhouette               1,983     3,718  -46.7      36,184     41,177   -12.1
 Oldsmobile Total        3,704     7,068  -47.6      60,051     72,371   -17.0
-------------------------------------------------------------------------------
Other-Isuzu F Series       181         0  ***.*       2,253          0   ***.*
Other-Isuzu N Series     1,142         0  ***.*      13,093          0   ***.*
 Other-Isuzu Total       1,323         0  ***.*      15,346          0   ***.*
-------------------------------------------------------------------------------
Aztek                    1,229     2,243  -45.2      27,322     11,201   143.9
Montana                  3,113     3,120   -0.2      49,416     59,849   -17.4
Trans Sport                  0         0  ***.*           0         71   ***.*
   Pontiac Total         4,342     5,363  -19.0      76,738     71,121     7.9
-------------------------------------------------------------------------------
VUE                        393         0  ***.*         393          0   ***.*
   Saturn Total            393         0  ***.*         393          0   ***.*
-------------------------------------------------------------------------------
     GM Total          231,501   176,364   31.3   2,631,535  2,421,429     8.7
-------------------------------------------------------------------------------
                         GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     230,163   176,006   30.8   2,616,189  2,416,864     8.2
-------------------------------------------------------------------------------
GM Import                1,338       358  273.7      15,346      4,565   236.2
-------------------------------------------------------------------------------
     GM Total          231,501   176,364  31.3    2,631,535  2,421,429     8.7
-------------------------------------------------------------------------------
                       GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     228,080   174,311   30.8   2,590,181  2,384,024     8.6
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0          0   ***.*
-------------------------------------------------------------------------------
     GM Total          228,080   174,311   30.8   2,590,181  2,384,024     8.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                    3-1P
                                     GM Truck Deliveries - (United States)
                                                December 2001
-------------------------------------------------------------------------------
                                                  Calendar Year-to-Date
                         (1)     December          January - December
                        -------------------------------------------------------
                                          % Chg
                        2001     2000    per S/D    2001      2000     % Chg
                        -------------------------------------------------------
       Selling Days (S/D)  25      25
-------------------------------------------------------------------------------

               GM TRUCK Deliveries by Production Source and Marketing Division
----------------------------------------------------------------
Buick Total              4,862         0  ***.*      31,754          0   ***.*
Cadillac Total           3,408     1,727   97.3      31,816     23,346    36.3
Chevrolet Total        164,211   124,328   32.1   1,858,487  1,723,368     7.8
GMC Total               48,809    37,481   30.2     552,195    525,783     5.0
Hummer Total                71        39   82.1         768        875   -12.2
Oldsmobile Total         3,704     7,068  -47.6      60,051     72,371   -17.0
Other-Isuzu Total          363         0  ***.*       3,987          0   ***.*
Pontiac Total            4,342     5,363  -19.0      76,738     71,121     7.9
Saturn Total               393         0  ***.*         393          0   ***.*
    GM North America
      Total*           230,163   176,006   30.8   2,616,189  2,416,864     8.2
-------------------------------------------------------------------------------
Chevrolet Total            145       122   18.9       1,429      1,709   -16.4
GMC Total                  233       236   -1.3       2,558      2,856   -10.4
Other-Isuzu Total          960         0  ***.*      11,359          0   ***.*
    GM Import Total      1,338       358  273.7      15,346      4,565   236.2
-------------------------------------------------------------------------------
          GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,862         0  ***.*      31,754          0   ***.*
Cadillac Total           3,408     1,727   97.3      31,816     23,346    36.3
Chevrolet Total        163,664   123,798   32.2   1,851,151  1,713,898     8.0
GMC Total               47,636    36,316   31.2     537,510    502,413     7.0
Hummer Total                71        39   82.1         768        875   -12.2
Oldsmobile Total         3,704     7,068  -47.6      60,051     72,371   -17.0
Pontiac Total            4,342     5,363  -19.0      76,738     71,121     7.9
Saturn Total               393         0  ***.*         393          0   ***.*
    GM North America
      Total*           228,080   174,311   30.8   2,590,181  2,384,024     8.6
-------------------------------------------------------------------------------

                          GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,862         0  ***.*      31,754          0   ***.*
Cadillac Total           3,408     1,727   97.3      31,816     23,346    36.3
Chevrolet Total        163,664   123,798   32.2   1,851,151  1,713,898     8.0
GMC Total               47,636    36,316   31.2     537,510    502,413     7.0
Hummer Total                71        39   82.1         768        875   -12.2
Oldsmobile Total         3,704     7,068  -47.6      60,051     72,371   -17.0
Pontiac Total            4,342     5,363  -19.0      76,738     71,121     7.9
Saturn Total               393         0  ***.*         393          0   ***.*
    GM Total           228,080   174,311   30.8   2,590,181  2,384,024     8.6
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico


                         GM Production Schedule - 01/02

                -------------------- ----- -------- ----- ---------
                      GMNA                                     Total      Memo:
                --------------------
Units 000s      Car*  Truck*  Total   GME**   GMLAAM   GMAP   Worldwide   NUMMI   CAMI
----------      ----  ------  -----   -----   ------   ----   ---------   -----   ----
2001 Q4 #        573    721   1,294     441     127      70     1,932        9     16
O/(U) prior
forecast:@         3      6       9      (3)      6      (2)       10        0      0
-----------     --------------------  -----   ------   ----   ---------
2002 Q1 #        575    725   1,300     498     132      67     1,997       12     11
O/(U) prior
forecast:@        (6)     6       0       0      14       0        14        0      0
-----------     --------------------  -----   ------   ----   ---------

                      GMNA                                     Total      Memo:
                --------------------
Units 000s      Car  Truck    Total   GME     GMLAAM   GMAP   Worldwide   NUMMI   CAMI
----------      ---  ------   -----   ---     ------   ----   ---------   -----   ----

   1998
1st Qtr.         673    702   1,375     424     146      36     1,981       16     10
2nd Qtr.         615    557   1,172     479     153      39     1,843        7     14
3rd Qtr.         592    410   1,002     440     137      37     1,616       11      3
4th Qtr.         819    691   1,510     522      89      36     2,157       12     18
               -----  -----   -----   -----     ---     ---    ------      ---     --
    CY         2,699  2,360   5,059   1,864     525     148     7,596       46     45

   1999
1st Qtr.         781    725   1,506     524      93      38     2,161       12     23
2nd Qtr.         760    795   1,555     533     110      25     2,223       12     23
3rd Qtr.         660    699   1,359     427     112      47     1,945       13     17
4th Qtr.         759    694   1,453     530      97      47     2,127       12     26
               -----  -----   -----   -----     ---     ---     -----      ---     --
    CY         2,960  2,913   5,873   2,014     412     157     8,456       49     89

   2000
1st Qtr.         746    775   1,521     572     118      40     2,251       13     24
2nd Qtr.         787    781   1,568     534     140      45     2,287       13     23
3rd Qtr.         689    630   1,319     374     151      53     1,897       12     22
4th Qtr.         670    694   1,364     513     135      47     2,059       12     23
               -----  -----   -----   -----    ----     ---     -----      ---     --
    CY         2,892  2,880   5,772   1,993     544     185     8,494       50     92

   2001
1st Qtr.         581    633   1,214     538     138      51     1,941       13     14
2nd Qtr.         638    726   1,364     491     165      64     2,084       13     16
3rd Qtr.         573    665   1,238     373     146      75     1,832       11     15
4th Qtr. #       573    721   1,294     441     127      70     1,932        9     16
               -----  -----   -----   -----    ----     ---     -----       --     --
    CY         2,365  2,745   5,110   1,843     576     260     7,789       46     61

   2002
1st Qtr. #       575    725   1,300     498     132      67     1,997       12     11
               -----  -----   -----   -----    ----     ---     -----

      @ Numbers may vary due to rounding
      * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.










                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      January 3, 2002
      ----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)